Exhibit 10.21

                                                  SEVENTH AMENDMENT
                                                         TO
                                      FIRST AMENDED AND RESTATED LOAN AGREEMENT
                                              DATED SEPTEMBER 23, 1996
                                    BY AND BETWEEN SABA PETROLEUM COMPANY, ET AL
                                              AND BANK ONE, TEXAS, N.A.

         This Seventh Amendment to the First Amended and Restated Loan Agreement dated September 23, 1996 (this "Seventh Amendment") by and among SABA PETROLEUM COMPANY, a Delaware corporation, successor by merger to Saba Petroleum Company, a Colorado corporation (the "Borrower") each of the undersigned Guarantors, and BANK ONE, TEXAS, N.A., a national banking association (the "Bank"), is entered into on this 30th day of March 1997.

                                                W I T N E S S E T H:

         Borrower and Bank have entered into a First Amended and Restated Loan Agreement dated September 23, 1996, as amended by the First Amendment thereto dated November 5, 1996, the Second Amendment thereto dated August 28, 1997, the Third Amendment thereto dated September 5, 1997, and the Fourth Amendment thereto dated September 9, 1997, the Fifth Amendment thereto dated November 11, 1997, and the Sixth Amendment thereto dated December 31, 1997 (collectively, the "Loan Agreement").

         Borrower has requested that, among other things, Bank waive certain Events of Default that otherwise would have arisen under the Loan Agreement as the result of certain principal reductions owed on the Loan not having been paid when due, and that Bank agree to further defer the payment date for such principal reductions as well as other principal reductions due on the Loans, and Bank has agreed to such waivers and amendments to the extent expressly set forth herein.

         NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Borrower, the Guarantors and the Bank, and each intending to be legally bound hereby, the parties agree as follows:

I.       Specific Amendments to Loan Agreement.

         Article I is hereby amended by adding the following defined term thereto:

                  "Sixth   Amendment"  means  that  certain  Amendment  to  this
Agreement executed by Borrower and Bank on December 31, 1997.


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                  "Seventh  Amendment"  means  the  Seventh  Amendment  to  this
Agreement executed by Borrower and Bank on March 30, 1997.

         Section 2.03 is hereby amended by replacing the first grammatical paragraph thereof that was added by the Third Amendment with the following text:

         As of August 1, 1997, Borrowing Base I is redetermined to be Nineteen Million One Hundred Thousand and No/100 Dollars ($19,100,000.00), which shall thereafter decline in the amount of $400,000.00, monthly (except for the months expressly excluded, below), beginning on September 1, 1997, and continuing on the first day of each successive month thereafter; provided, however, that such $400,000.00 monthly reduction in Borrowing Base I shall not occur during the months of February, March and April 1998, but shall then resume effective on May 1, 1998, and continue monthly thereafter until the effective date of the next redetermination of Borrowing Base I as set forth in this Section. As of the effective date of the Third Amendment, Borrowing Base II is redetermined to be $3,400,000.00, which shall thereafter decline by $142,000.00 monthly (except for the months expressly excluded, below) beginning on November 1, 1997, and continuing on the first day of each successive month thereafter; provided, however, that such $142,000.00 monthly reduction in Borrowing Base II shall not occur during the months of February, March and April 1998.

         Section 5.37, as added to the Loan Agreement by the Sixth Amendment, is hereby amended by replacing the sum A$3,000,000.00" that appears in the third line thereof with the sum A$2,000,000.00," and by replacing the date AApril 1, 1998" that appears in the fourth line thereof with the date AApril 15, 1998.@



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II.  Certain  Waivers.  The Bank  hereby  waives the  Events of  Default  and/or
Unmatured Events of Default that occurred when Borrower failed to cure the Loan Excess that existed, prior to the execution of this Seventh Amendment, as the result of: (a) the monthly reductions in Borrowing Base I that occurred on February 1 and March 1, 1998, and (b) the monthly reductions in Borrowing Base II that occurred on February 1 and March 1, 1998. BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGE AND AGREE THAT, EXCEPT FOR WAIVERS AND AMENDMENTS EXPRESSLY SET FORTH HEREIN, BANK HAS NOT GIVEN OR MADE, NOR HAS BANK AGREED TO GIVE OR MAKE, ANY OTHER WAIVERS OF DEFAULTS OR EVENTS OF DEFAULT THAT HAVE EXISTED OR THAT MIGHT HEREAFTER EXIST UNDER ANY OF THE LOAN DOCUMENTS, OR ANY AMENDMENTS TO ANY OF THE PROVISIONS OF THE LOAN DOCUMENTS, AND NO INTENT TO GRANT FUTURE WAIVERS OR AMENDMENTS HAS BEEN OR MAY BE INFERRED AS THE RESULT OF ANY COURSE OF DEALING BETWEEN BANK, BORROWER, AND GUARANTORS WITH RESPECT TO ANY PRIOR WAIVERS, CONSENTS, OR AMENDMENTS WITH RESPECT TO ANY OF THE LOAN DOCUMENTS.

III. Ratification of Guaranties. Each Guarantor hereby ratifies and confirms its liability under the Guaranty heretofore executed by it, and, except as stated to the contrary in this paragraph, confirms and agrees that such Guaranty continues in full force and effect with respect to all of the Indebtedness covered by the Loan Agreement, as the same may be restated, amended, modified, renewed, or rearranged from time to time, including, but not limited to, the Indebtedness evidenced by the Note, the Term Note and the Mezzanine Note; provided, however, that the Guaranty of Sabacol relates only to the Indebtedness evidenced by the Term Note and the Mezzanine Note, and the Guaranty of Ilyas Chaudhary relates only to the Indebtedness evidenced by the Term Note and the Mezzanine Note. This ratification is given for the purpose of inducing the Bank to enter into this amendment, and each Guarantor is aware that, but for such ratification and agreement contained herein, the Bank would not grant the waivers and amendments set forth herein.

IV. Reaffirmation of Representations and Warranties. To induce the Bank to enter into this Seventh Amendment, the Borrower and each Guarantor hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

                  A. The execution and delivery of this Seventh Amendment and the performance by the Borrower and each Guarantor of its obligations under this Seventh Amendment are within the Borrower's and each Guarantor's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if ANY shall be required), and do not and will not contravene or conflict with ANY provision of law or of the charter or by-laws of the Borrower or ANY Guarantor or of ANY agreement binding upon the Borrower or ANY Guarantor.

                  B. The Loan Agreement as amended by this Seventh Amendment represents the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against each in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.



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                  C. No Event of  Default  or  Unmatured  Event of  Default  has
occurred and is continuing as of the date hereof.

V. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.

VI. Reaffirmation of Loan Agreement. This Seventh Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in ANY other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

VII. Entire Agreement. The Loan Agreement, as hereby further amended, embodies the entire agreement between the Borrower, the Guarantors and the Bank and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower and each Guarantor certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement, as hereby amended, and the other documents previously executed or executed of even date herewith.

VIII. Governing Law. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Seventh Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over ANY and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, ANY and all disputes arising out of or relating to this Seventh Amendment or ANY other Loan Document; and venue in ANY such dispute whether in federal or state court shall be laid in Harris County, Texas.

IX. Severability. Whenever possible each provision of this Seventh Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if ANY provision of this Seventh Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Seventh Amendment.



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X.  Execution in  Counterparts.  This Seventh  Amendment  may be executed in ANY number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument, and ANY signed counterpart shall be deemed delivered by the party executing such
counterpart  if  sent  to  ANY  other  party  hereto  by  electronic   facsimile
transmission.

     XI. Section Captions. Section captions used in this Seventh Amendment are for convenience of reference only, and shall not affect the construction of this Seventh Amendment.

XII. Successors and Assigns. This Seventh Amendment shall be binding upon the Borrower, each Guarantor and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower, each Guarantor and the Bank, and the respective successors and assigns of the Bank.

XIII. Non-Application of Chapter 15 of Texas Credit Codes. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby further amended or ANY of the other Loan Documents or to the transactions contemplated hereby.

XIV. NOTICE OF FINAL AGREEMENT. THIS SEVENTH AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS (COLLECTIVELY, THE AWRITTEN AGREEMENT@), REPRESENT THE FINAL AGREEMENT AMONG BANK, BORROWER, AND GUARANTORS, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.

BORROWER

SABA PETROLEUM COMPANY


By:___________________________
Walton C. Vance
Vice President and
Chief Financial Officer



BANK

BANK ONE, TEXAS, N.A.


By:___________________________
Name:_________________________
Title:_________________________


GUARANTORS:

SABA ENERGY OF TEXAS, INCORPORATED


By:________________________________
         Walton C. Vance
         Secretary

SABA PETROLEUM, INC.


By:________________________________
         Walton C. Vance
         Secretary

SABA PETROLEUM OF MICHIGAN, INC.


By:________________________________
         Walton C. Vance
         Secretary

MV VENTURES, G. P.

By:      Saba Energy of Texas, Incorporated,
                  Managing Partner


         By:___________________________
                  Walton C. Vance
                  Secretary

SABACOL, INC.


By:
         Walton C. Vance
         Secretary




ILYAS CHAUDHARY